UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2024

EIGER BIOPHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36183	33-0971591
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Eiger BioPharmaceuticals, Inc.

2155 Park Blvd.

Palo Alto, California 94306

(Address of principal executive offices, including zip code)

(650) 272-6138

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	EIGRQ*	N/A*

* On April 11, 2024, our common stock was suspended from trading on The Nasdaq Stock Market LLC and began trading under the symbol “EIGRQ” on the OTC Pink Marketplace maintained by the OTC Markets Group, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03.	Bankruptcy or Receivership.

As previously disclosed, on April 1, 2024, Eiger BioPharmaceuticals, Inc. (the “Company”) and its direct subsidiaries (together the “Debtors”) filed voluntary petitions for relief under chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Northern District of Texas (the “Bankruptcy Court”) under the caption In re Eiger BioPharmaceuticals, Inc., et al, Case No. 24-80040 (the “Chapter 11 Cases”).

On September 5, 2024, following a confirmation hearing held on September 5, 2024, the Bankruptcy Court entered an order (the “Confirmation Order”) confirming the Fifth Amended Joint Plan of Liquidation of Eiger BioPharmaceuticals, Inc. and its Debtor Affiliates Pursuant to Chapter 11 of the Bankruptcy Code (the “Plan”). In the following summary of the Plan, capitalized terms used but not otherwise defined shall have the meanings given to such terms in the Plan.

Pursuant to the terms of the Plan, on the Effective Date, a Liquidating Trustee will be appointed, with the consent of the Debtors, the Unsecured Creditors Committee and the Equity Committee, to administer the Liquidating Trust in accordance with the Plan and the Liquidating Trust Agreement. The Liquidating Trust, created pursuant to the Plan and the Liquidating Trust Agreement, will (1) administer the Liquidating Trust Assets, (2) File and prosecute objections and/or settlements of disputed Claims, (3) upon resolution of disputed Claims, make distributions as appropriate, and (4) exercise discretion to evaluate and prosecute Retained Causes of Action, all as set forth more particularly in Article IV of the Plan and in the Liquidating Trust Agreement.

Pursuant to the terms of the Plan, a Plan Administrator will be appointed by the Debtors, in consultation with the Unsecured Creditors Committee and Equity Committee, on the Effective Date to administer and wind down the Debtors’ remaining business operations including (1) transition services and obligations required under the Asset Purchase Agreements, (2) transition services required under any other asset purchase agreement(s) entered into by the Debtors and any third party and approved by the Bankruptcy Court prior to the Effective Date, (3) administer employee termination and wind-down matters, (4) maintain and distribute the Professional Fee Reserve Account, (5) file any and all tax returns (other than any Liquidating Trust’s tax return), (6) in consultation and cooperation with the Liquidating Trustee, close these Chapter 11 Cases, as described in more detail in Article IV of the Plan, and (7) any other duties or responsibilities set forth in the Plan.

The Plan creates six classes of Claims and Interests. Holders of Allowed Claims or Interests in Class 1 (Other Secured Claims), Class 2 (Other Priority Claims), Class 3 (Prepetition Term Loan Claims), Class 4 (General Unsecured Claims), and Class 6 (Existing Equity Interests) are entitled to receive distributions as set forth and subject to the limitations contained in the Plan. The Plan further provides that, on the Effective Date, each Holder of an Allowed Intercompany Claim in Class 5 shall have its Claim cancelled, released, and extinguished and without any distribution at the election of the Debtors and will waive entitlement to a distribution on account of such Claim. In addition, the Plan provides for the payment of Administrative Claims, Professional Compensation Claims, Priority Tax Claims, and Statutory Fees.

The Effective Date is the first Business Day after the Confirmation Date on which (1) all Conditions Precedent to the Effective Date have been satisfied or waived in accordance with the Plan and (2) no stay of the Confirmation Order is in effect. Any action to be taken on the Effective Date may be taken on or as soon as reasonably practicable thereafter.

The terms of a global settlement among the Debtors and their Estates, the Prepetition Term Loan Secured Parties, and the Equity Committee were approved upon the entry of the Confirmation Order.

In the Company’s most recent monthly operating reports filed with the Bankruptcy Court on August 30, 2024 and attached as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 3, 2024, the Company reported total assets of approximately $65.6 million and total liabilities of approximately $40.0 million as of July 31, 2024, and EigerBio Europe Limited reported total assets of approximately $13.1 million and total liabilities of approximately $13.2 million as of July 31, 2024. This financial information has not been audited or reviewed by the Company’s independent registered public accounting firm and may be subject to future reconciliation or adjustments. This financial information should not be viewed as indicative of future results.

The Company has no preferred shares issued or outstanding and 1,480,797 shares of common stock issued and outstanding. On the Effective Date, all of these shares shall be deemed cancelled and of no further force or effect and the obligations of the Debtors thereunder shall be deemed fully satisfied, released, and discharged and, as applicable, shall be deemed to have been surrendered to the Liquidating Trustee. No shares of the Company’s stock are reserved for future issuance in respect of claims and interests filed and allowed under the Plan.

The foregoing description of the Plan is not complete and is qualified in its entirety by reference to the Plan and the Confirmation Order, copies of which are attached to this Current Report on Form 8-K as Exhibit 2.1 and Exhibit 99.1, respectively, and are hereby incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

Except for the purpose of evidencing a right to a distribution under the Plan and except as otherwise set forth in the Plan, on the Effective Date, all agreements, instruments, notes, certificates, indentures, mortgages, securities and other documents evidencing any Claim or Interest, and any rights of any Holder in respect thereof, shall be deemed cancelled and of no further force or effect and the obligations of the Debtors thereunder shall be deemed fully satisfied, released, and discharged and, as applicable, shall be deemed to have been surrendered to the Liquidating Trustee. The Holders of or parties to such cancelled instruments, securities, and other documentation shall have no rights arising from or related to such instruments, securities, or other documentation or the cancellation thereof, except the rights provided for pursuant to the Plan.

Cautionary Statements Regarding Trading in the Company’s Securities

The Company’s securityholders are cautioned that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders thereof in the Chapter 11 Cases. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities. In particular, the Company expects that its securityholders could experience a significant or complete loss on their investment, depending on the outcome of the Chapter 11 Cases. As noted above, the Plan will cause all outstanding equity interests in the Company to be cancelled on the Effective Date.

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K includes statements that are, or may be deemed, “forward-looking statements.” In some cases, these forward-looking statements can be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” “approximately” or, in each case, their negative or other variations thereon or comparable terminology, although not all forward-looking statements contain these words. These forward-looking statements reflect the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity and the development of the industry in which we operate may differ materially from the forward-looking statements contained herein. Any forward-looking statements that we make in this Form 8-K speak only as of the date of such statement, and we undertake no obligation to update such statements to reflect events or circumstances after the date of this Form 8-K or to reflect the occurrence of unanticipated events. The Company’s forward-looking statements in this Form 8-K include, but are not limited to, the Company’s expectations regarding the Plan; the Company’s ability to complete the transactions or actions contemplated by the Plan; the Company’s intention to continue operations during the Chapter 11 Cases; and other statements regarding the Company’s strategy and future operations, performance and prospects among others. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the risks associated with the potential adverse impact of the Chapter 11 Cases on the Company’s liquidity and results of operations; changes in the Company’s ability to meet its financial obligations during the Chapter 11 Cases and to maintain contracts that are critical to its operations; the effect of the filing of the Chapter 11 Cases and any sales of all or some of the Company’s assets on the Company’s relationships with vendors, regulatory authorities, employees and other third parties; possible proceedings that may be brought by third parties in connection with the Chapter 11 Cases or the sale of all or some of the Company’s assets; and the timing or amount of any distributions, if any, to the Company’s stakeholders.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Fifth Amended Joint Plan of Liquidation of Eiger BioPharmaceuticals, Inc. and Its Debtor Affiliates Pursuant to Chapter 11 of the Bankruptcy Code

99.1	Confirmation Order, dated September 5, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eiger BioPharmaceuticals, Inc.

Dated: September 9, 2024	By:	/s/ James Vollins
James Vollins
General Counsel, Chief Compliance Officer & Corporate Secretary